UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 8, 2007

LIPID SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-497	43-0433090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

7068 Koll Center Parkway, Suite 401, Pleasanton, California	94566
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (925) 249-4000

(Former name or former address, if changed since last report.)  N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 13, 2007, Lipid Sciences, Inc. issued a press release entitled “Lipid Sciences, Inc. Reports Financial Results for the Fourth Quarter and Year End 2006.”  A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this Item 2.02, including 99.1 exhibit hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  In addition, the information in this Item 2.02 shall not be incorporated by reference into any document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporating language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On March 8, 2007, Lipid Sciences, Inc. announced in a press release data presented at the Cardiovascular Revascularization Therapies: CRT 2007 Symposium highlighting the scientific basis for the Company’s proprietary HDL Selective Delipidation process.  In addition, Dr. Ron Waksman, Associate Director, Division of Cardiology, Washington Hospital Center, and Principal Investigator of the Company’s “first in man” clinical trial, reported that 82 patients had consented to be part of, and 14 patients had been enrolled in, the Company’s clinical trial “A Randomized, Single-Blind, Placebo-Controlled Study to Evaluate the Safety of the Lipid Sciences’ HDL Selective Delipidation System, PDS-2.” Dr. Waksman further commented that all plasma infusions had been well tolerated and the Data Safety and Monitoring Committee has authorized the continuation of the clinical trial after review of the patient safety data to date.  The Company announced that the current clinical trial is anticipated to conclude during the second half of 2007, followed by the initiation of a follow-on effectiveness trial in early 2008.  A copy of the press release is filed as Exhibit 99.2 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press release entitled “Lipid Sciences, Inc. Reports Financial Results for the Fourth Quarter and Year End 2006.”
Exhibit 99.2	Press release entitled “New Data Validating Lipid Sciences’ HDL Selective Delipidation Process Presented at CRT 2007.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lipid Sciences, Inc.

Date: March 13, 2007	By:	/s/ Sandra Gardiner
Sandra Gardiner
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
Exhibit 99.1	Press release entitled “Lipid Sciences, Inc. Reports Financial Results for the Fourth Quarter and Year End 2006.”
Exhibit 99.2	Press release entitled “New Data Validating Lipid Sciences’ HDL Selective Delipidation Process Presented at CRT 2007.”